                                                                    Exhibit 10.2

                        THIRD AMENDMENT TO LOAN AGREEMENT
                        ---------------------------------

         THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "Third Amendment") is made as of the 21st day of December, 2001, by and among UNI-MARTS, INC., a Delaware corporation, and UNI-MARTS OF AMERICA, INC., a Delaware corporation (together, the "Borrowers"), and THE PROVIDENT BANK, a bank chartered under the laws of the State of Ohio (the "Lender").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrowers and the Lender have heretofore entered into a certain Loan Agreement dated as of April 20, 2000, as amended by the First Amendment to Loan Agreement dated as of January 16, 2001, and the Second Amendment to Loan Agreement dated as of March 31, 2001 (as so amended, the "Loan Agreement"), pursuant to which the Lender has agreed to provide a $13,000,000 secured revolving credit facility to the Borrowers, subject to the terms and conditions set forth in the Loan Agreement; and

         WHEREAS, the Borrowers have requested that the Lender provide temporary seasonal increases in the maximum committed amount of the revolving credit facility from $13,000,000 to $15,000,000, to extend the Expiration Date from April 20, 2003, to April 20, 2004, to amend the Fixed Charge Coverage Ratio and the Interest Coverage Ratio and to amend certain other provisions of the Loan Agreement and the Lender is willing to do so under the terms, and subject to the conditions, set forth in this Third Amendment.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and with the intent to be legally bound, the parties hereto agree as follows:

         1. RECITALS AS COVENANTS. The foregoing recitals are hereby incorporated in this Third Amendment as covenants.

         2. USE OF TERMS. Terms used herein and not otherwise defined are used herein as defined in the Loan Agreement.

         3. AMENDED AND RESTATED DEFINITIONS. The following definitions set forth in Section 1.01 of the Loan Agreement are hereby amended and restated in their entirety as follows:

         "Agreement" means this Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, and as the same may be further amended, modified or supplemented from time to time.

         "Expiration Date" means April 20, 2004, unless extended in writing by the Lender in its sole and absolute discretion.

                  "Revolving Credit Note" means the Second Amended and Restated Revolving Credit Note of the Borrowers in the form of Exhibit "A" to the Third Amendment evidencing the Revolving Credit Loans together with all extensions, renewals, refinancings or refundings in whole or in part.

                  "Security Agreement" means the Security Agreement dated as of April 20, 2000, as amended and restated by that certain Amended and Restated Security Agreement dated as of December 21, 2001, and as further amended, modified or supplemented from time to time, between the Borrowers and the Lender.

         In addition to the foregoing, the following defined terms are hereby added to Section 1.01 of the Loan Agreement:

                  "Third Amendment" means the Third Amendment to Loan Agreement dated as of December 21, 2001, among the Borrowers and the Lender.

                  "Third Amendment Closing Date" means December 21, 2001, or such other date as the parties may agree.

         4.       AMENDMENTS TO REVOLVING CREDIT LOAN FACILITY.

                  (a) AMENDMENT OF SECTION 2.01 - REVOLVING CREDIT LOANS. Subject to the terms and conditions of this Third Amendment and the Loan Agreement, the Lender has agreed to provide temporary seasonal increases in the maximum principal amount of the Revolving Credit Loans from $13,000,000 to $15,000,000. Accordingly, subsections (b) and (c) of Section 2.01 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

                           (b) REVOLVING CREDIT NOTE. The obligations of the Borrowers to repay the unpaid principal amount of the Revolving Credit Loans made to the Borrowers by the Lender and to pay interest on the unpaid principal amount will be evidenced in part by the Revolving Credit Note of the Borrowers dated the Third Amendment Closing Date, in substantially the form attached as EXHIBIT "A" to the Third Amendment, with the blanks appropriately filled. The executed Revolving Credit Note will be delivered by the Borrowers to the Lender on the Third Amendment Closing Date. The Revolving Credit Note shall be an amendment, restatement and replacement of the Revolving Credit Note dated as of January 16, 2001, executed and delivered by the Borrowers to the Lender (the "Existing Note"), and the indebtedness evidenced by the Existing Note, together with additional Revolving Credit Loans made by the Lender to the Borrower pursuant to this Agreement after the Third Amendment Closing Date, shall be evidenced by the Revolving Credit Note.

                           (c) BORROWING BASE. The maximum borrowing availability under this Agreement applicable to the Revolving Credit Loans to all Borrowers taken as a whole shall be equal on any day during the term of this Agreement to the lesser of (i) Fifteen Million Dollars ($15,000,000) during the periods beginning on January 1 and ending on (x) April 30 of each of 2002 and 2003 and (y) April 20 of 2004, and, at all other times, Thirteen Million

         Dollars ($13,000,000.00), or (ii) seventy-five percent (75%) of the aggregate gross amount of Qualified Accounts, PLUS sixty percent (60%) of the aggregate value of Qualified Inventory, PLUS fifty percent (50%) of the value of the real properties identified on APPENDIX 1 to this Agreement, as revised from time to time by Uni-Marts as provided herein (the lesser of the amounts described in clauses (i) and (ii) of this sentence is sometimes referred to in this Agreement as the "Borrowing Base"). In the event that Uni-Marts desires to add properties to APPENDIX 1, or substitute one or more properties (collectively the "New Properties") for properties then listed on APPENDIX 1 (collectively the "Released Properties"), upon and subject to Lender's agreeing to make the proposed substitution, (i) the Borrowing Base shall be adjusted to reflect the substitution and the Borrowers shall repay the amount of any Loans that exceed the Borrowing Base, (ii) the applicable Borrower shall grant to Lender Mortgages meeting the requirements of this Agreement on all New Properties, and (iii) Lender shall release its lien and Mortgage on the Released Properties. Upon the sale or other disposition of any property listed on APPENDIX 1 (a "Sold Property"), the Sold Property shall immediately be removed from the Borrowing Base and Borrowers shall immediately repay any Loans in excess of the Borrowing Base as calculated to take into account the sale of the Sold Property. The Borrowing Base shall be further reduced by (i) the aggregate undrawn amount of all Letters of Credit from time to time outstanding as of the date of the determination, and (ii) any reserve or reserves created and maintained by the Lender from time to time and in its sole reasonable discretion to reflect events, conditions, contingencies or risks which affect the Qualified Accounts or the Qualified Inventory or otherwise affect the assets, the business, operations or financial condition of the Borrowers or any individual Borrower.

                  (b) AMENDED AND RESTATED REVOLVING CREDIT NOTE. The Borrowers shall execute and deliver the Revolving Credit Note in the form attached to the Third Amendment as EXHIBIT A to evidence the Revolving Credit Loans as herein provided.

                  (c) AMENDMENTS OF SECTION 6.13 - FINANCIAL MAINTENANCE COVENANTS. Subject to the terms and conditions of this Third Amendment and the Loan Agreement, the Lender has agreed to amend certain financial maintenance covenants. Accordingly, subsections (b) and (c) of Section 6.13 are hereby amended and restated in their entirety to read as follows:

                           (b) FIXED CHARGE COVERAGE RATIO. For the fiscal
                  quarter ending January 3, 2002, the Borrowers shall at all times maintain a Fixed Charge Coverage Ratio equal to or greater than 1.0 to 1.0; from and after January 3, 2002, the Borrowers shall at all times maintain a Fixed Charge Coverage Ratio equal to or greater than 1.1 to 1.0.

                           (c) INTEREST COVERAGE RATIO. Borrowers shall maintain
                  at all times an Interest Coverage Ratio equal to or greater than 2.05 to 1.0.

         5. FEES. The Borrowers agree to pay the Lender a closing fee with respect to the amendments set forth in this Third Amendment equal to $16,250.00, payable on or before the Third Amendment Closing Date. In addition, the Borrowers agree to pay the Lender a fee for the extension of the Expiration Date and for the temporary seasonal increase of the revolving credit facility equal to $25,000.00; $12,500 of such fee is due and payable on June 1, 2002, and the remaining $12,500 is due and payable on September 1, 2001. This extension and temporary seasonal increase fee shall be deemed earned in full on the Third Amendment Closing Date and shall not be subject to rebate or proration.

         6. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to the Lender that:

         (a) The Borrowers have and will continue to have corporate power and authority to execute, deliver and perform the provisions of this Third Amendment and the Loan Agreement, as amended hereby, and to execute and deliver the instruments required by the provisions of this Third Amendment and the Loan Agreement, as amended hereby, to be executed and delivered by the Borrowers; and all such action has been duly and validly authorized by all necessary corporate proceedings on the part of the Borrowers.

         (b) The execution, delivery and performance of this Third Amendment, the Revolving Credit Note and the Security Agreement will not conflict with, constitute a default under or result in the breach of, any provisions of Law or the Articles of Incorporation or the By-laws of the Borrowers or of any agreement or other instrument to which each Borrower is a party or by which it is bound or to which it is subject.

         (c) This Third Amendment, the Revolving Credit Note and the Security Agreement have each been duly and validly executed and delivered by the Borrowers, and this Third Amendment, the Revolving Credit Note and the Security Agreement constitute legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms.

         (d) The representations and warranties by the Borrowers contained in
Article III of the Loan Agreement are correct and accurate in all material respects on and as of the date of this Third Amendment with the same effect as though made on and as of the date of this Third Amendment.

         (e) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         (f) The security interest in the Collateral (as defined in the Security Agreement) (i) constitutes and will continue to constitute a perfected security interest under the Code entitled to all of the rights, benefits and priorities provided by the Code and (ii) except as otherwise permitted under Section 6.01 of the Loan Agreement, is and will continue to be superior and prior to the rights of all third parties existing on the date of this Third Amendment or arising after the date of this Third Amendment whether by Lien or otherwise, to the full extent provided by Law. All such action as is necessary or advisable to establish such rights of the Lender has been taken or will be taken at or prior to the time required for such purpose and there is no necessity of any further action in order to preserve, protect and continue such rights except the filing of continuation statements with respect to such financing statements within six months prior to each five year anniversary of the filing of such financing statements and continued possession by the Lender of the Collateral delivered to it.

         7. CONDITIONS PRECEDENT. It shall be a condition precedent to the effectiveness of this Third Amendment that the Lender shall have received, on or before the Third Amendment Closing Date, each of the following items, in form and substance satisfactory to the Lender and its counsel:

                  (i) this Third Amendment, duly executed and delivered;

                  (ii) the Second Amended and Restated Revolving Credit Note (in the form of EXHIBIT A to this Third Amendment), duly executed and delivered;

                  (iii) the Amended and Restated Security Agreement (in the form of EXHIBIT B to this Third Amendment), duly executed and delivered;

                  (iv) a certificate of the Borrowers, addressed to the Lender and executed by the Chief Financial Officer or President of each Borrower on behalf of the Borrowers, certifying that all corporate actions necessary for the consummation of the obligations to be incurred under this Third Amendment have been taken; and

                  (v) such other items, instruments, documents and certificates as to the transactions contemplated by this Third Amendment and the Loan Documents as the Lender may reasonably request.

         8. FURTHER ASSURANCES. The Borrowers, at their own cost and expense, shall cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Lender may from time to time request in order more effectively to carry out the intent and purposes of this Third Amendment and the transactions contemplated by this Third Amendment including, without limitation, amendments to each or any of the Loan Documents consistent with the intent and purposes of this Third Amendment. Promptly upon request by the Lender, the Borrowers agree to execute and deliver and to file and record and refile and record such financing statements and amendments and other assignments and other documents in such manner, at such time or times and in such place or places as may be required by any Law and to cause such other actions which may be required by any Law or as may be requested by the Lender in order more effectively to carry out the intent and purposes of this Third Amendment.

         9. SCOPE OF THIS THIRD AMENDMENT. Except as amended by this Third Amendment, the provisions of the Loan Agreement shall remain in full force and effect. The Loan Documents shall likewise remain in full force and effect. The Loan Agreement and this Third Amendment shall be construed as complementing each other and, except as specifically amended by this Third Amendment, augmenting and not restricting the Lender's rights, and the Loan Agreement shall remain in full force and effect in accordance with its terms. The Borrowers hereby ratify, confirm and reaffirm, without condition, all liens and security interests granted to the Lender pursuant to the Loan Agreement and the Loan Documents, and such liens and security interests shall continue to secure the Secured Obligations. Except as expressly provided in this Third Amendment, the Lender has not agreed to any amendment or modification to the Loan Agreement or to any of the Loan Documents or to any departure by the Borrowers from their due performance under the Loan

Agreement or under any of the Loan Documents. The rights and remedies of the Lender under the Loan Agreement, as amended by this Third Amendment, and the Loan Documents shall survive the execution and delivery of this Third Amendment and the Lender may exercise such rights and remedies with respect to any such defaults at any time and from time to time.

         10. MISCELLANEOUS. The following provisions shall apply to this Third
Amendment:

                  (a) REFERENCES. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Loan Agreement without making specific reference to this Third Amendment, but nevertheless all such references shall include this Third Amendment unless the context requires otherwise.

                  (b) COUNTERPARTS. This Third Amendment may be executed in as many different counterparts as may be convenient to the parties hereto, each of which when executed by the Borrowers and the Lender shall be regarded as an original and all such counterparts shall constitute but one Third Amendment.

         11. COSTS AND EXPENSES. The Borrowers will pay all costs and expenses of the Lender (including, without limitation, the reasonable fees and the disbursements of the Lender's counsel) in connection with the preparation, execution and delivery of this Third Amendment.

         12. GOVERNING LAW. This Third Amendment and the rights and obligations hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

         13. HEADINGS. The headings of this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning thereof.


                            [SIGNATURE PAGE FOLLOWS]

                                                                     Exhibit "B"
                                                          to the Third Amendment

         IN WITNESS WHEREOF, the parties, by their duly authorized officers, have executed this Third Amendment to Loan Agreement as of the day and year first above written.

ATTEST:                          UNI-MARTS, INC.


         /s/ Harry A. Martin     By:      /s/ N. Gregory Petrick
------------------------------       --------------------------------

Name:    Harry A. Martin         Name:    N. Gregory Petrick
         Secretary               Title:   Executive Vice President and
                                          Chief Financial Officer


ATTEST                           UNI-MARTS OF AMERICA, INC.


   /s/ Harry A. Martin           By:      /s/ N. Gregory Petrick
------------------------------      ---------------------------------

Name:    Harry A. Martin         Name:    N. Gregory Petrick
         Secretary               Title:   President


                                 THE PROVIDENT BANK

                                 By:      /s/ Ronald L. Tassone
                                    --------------------------------

                                 Name:    Ronald L. Tassone
                                 Title:   Senior Vice President

                                                                     Exhibit "A"
                                                          to the Third Amendment


                           SECOND AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE


$15,000,000.00                                                 December 21, 2001


         FOR VALUE RECEIVED, the undersigned, UNI-MARTS, INC., a Delaware corporation, and UNI-MARTS OF AMERICA, INC., a Delaware corporation (collectively, the "Borrowers"), jointly and severally promise to pay to the order of THE PROVIDENT BANK (the "Lender"), on April 20, 2004, if not sooner paid, the lesser of: (i) the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00) or (ii) the aggregate unpaid principal amount of all revolving credit loans and extensions of credit made by the Lender to the Borrowers pursuant to the Loan Agreement, dated as of April 20, 2000, entered into by and between the Borrowers and the Lender, as amended by the First Amendment to Loan Agreement dated as of January 16, 2001, the Second Amendment to Loan Agreement dated as of March 31, 2001, and the Third Amendment to Loan Agreement dated as of the date hereof, as such agreement may be further amended, modified or supplemented from time to time (the "Loan Agreement"). The Borrowers further promise to pay to the order of the Lender interest from time to time outstanding on the unpaid principal amount of this Revolving Credit Note at the rate or rates per annum determined pursuant to, or otherwise provided in, the Loan Agreement, and with such amounts being payable on the dates set forth, or as otherwise provided in, the Loan Agreement.

         All payments and prepayments to be made in respect of principal, interest or other amounts due from the Borrowers under this Revolving Credit Note shall be payable at 12:00 noon, New York time, on the day when due. Such payments shall be made to the Lender at its office identified in the Loan Agreement, or at such other place as Lender may designate in writing, in lawful money of the United States of America in immediately available funds without setoff, counterclaim or other deduction of any nature. The Borrowers expressly waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Revolving Credit Note, and an action for any amounts due and unpaid shall therefore accrue immediately.

         If any payment of principal or interest under this Revolving Credit Note becomes due on a day which is a Saturday, Sunday or other day on which lending institutions are authorized or obligated to close in Cincinnati, Ohio or New York, New York, such payment will be made on the next following business day on which the Lender is open for business and such extension of time will be included in computing interest in connection with such payment.

         This Second Amended and Restated Revolving Credit Note is the "Revolving Credit Note" referred to in, and is entitled to the benefits of, the Loan Agreement as defined herein, between the Borrowers and the Lender. This Revolving Credit Note is secured by, and is entitled to the benefits of, certain other Loan Documents, as each of them may be amended, modified or supplemented from time to time. Capitalized terms used in this Revolving Credit Note which are defined in the Loan Agreement have the meanings assigned to them in the Loan Agreement unless otherwise expressly defined in this Revolving Credit Note.

         This Revolving Credit Note amends, restates, consolidates and continues that certain Amended and Restated Revolving Credit Note dated December 16, 2000, in the original principal amount of Thirteen Million Dollars ($13,000,000) and executed by Borrowers in favor of the Lender. This amendment and restatement does not constitute a novation of the indebtedness evidenced by the original Revolving Credit Note. Any and all amounts outstanding under such note, including any accrued and unpaid interest, shall be evidenced by this Revolving Credit Note and shall be paid in accordance with the terms hereof.

         This Revolving Credit Note is governed by, and will be construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without regard to principles of conflicts of law in the Commonwealth of Pennsylvania. The Borrowers consent to the exclusive jurisdiction and venue of the Federal and State courts located in Allegheny County, Pennsylvania with respect to any suit arising out of, relating to, or mentioning this Revolving Credit Note.

         THE BORROWERS AUTHORIZE AND EMPOWER THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE, UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT UNDER THE LOAN AGREEMENT, UNDER THIS REVOLVING CREDIT NOTE OR UNDER ANY OF THE OTHER LOAN DOCUMENTS, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST THE BORROWERS IN FAVOR OF THE LENDER OR ANY HOLDER OF THIS REVOLVING CREDIT NOTE, FOR ALL SUMS DUE AND UNPAID UNDER THIS REVOLVING CREDIT NOTE, WHETHER BY ACCELERATION OR NOT, WITH OR WITHOUT DECLARATION, WITH COST OF SUIT, RELEASE OF ALL ERRORS, WITHOUT STAY OF EXECUTION AND WITH TEN PERCENT (10%) ADDED FOR COLLECTION FEE (PROVIDED, HOWEVER, THAT, DESPITE THE ENTRY OF JUDGMENT IN SUCH AMOUNT, THE LENDER SHALL NOT BE ENTITLED TO COLLECT AS PART OF SUCH COLLECTION FEE AN AMOUNT IN EXCESS OF REASONABLE ATTORNEYS' AND PARALEGALS'
FEES). THE BORROWERS ALSO WAIVE THE RIGHT OF INQUISITION OF ANY REAL ESTATE LEVIED ON, VOLUNTARILY CONDEMNS THE SAME, AUTHORIZES THE PROTHONOTARY OR CLERK TO ENTER THE WRIT OF EXECUTION AND VOLUNTARY CONDEMNATION, AGREES THAT SAID REAL ESTATE MAY BE SOLD ON A WRIT OF EXECUTION, AND ALSO WAIVES AND RELEASES ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAW OF ANY STATE NOW IN FORCE OR ENACTED IN THE FUTURE. IF A COPY OF THIS REVOLVING CREDIT NOTE, VERIFIED BY AFFIDAVIT OF THE LENDER OR ANY HOLDER OF THIS REVOLVING CREDIT NOTE OR SOMEONE AUTHORIZED TO ACT ON BEHALF OF THE LENDER OR ANY SUCH HOLDER, HAS BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL OF THE REVOLVING CREDIT NOTE AS A WARRANT OF ATTORNEY. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWERS WILL NOT BE EXHAUSTED BY ANY SINGLE EXERCISE OF THE AUTHORIZED POWER, AND THE SAME MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER DEEMS NECESSARY OR DESIRABLE; AND THIS INSTRUMENT WILL BE A SUFFICIENT WARRANT.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, and intending to be legally bound, the Borrowers have executed, issued and delivered this Second Amended and Restated Revolving Credit Note as of the day and year first above written.

ATTEST:                                  UNI-MARTS, INC.

                                         By:
---------------------------------           --------------------------------

         Secretary                       Name:  N. Gregory Petrick
                                         Title:    Executive Vice President and
                                                   Chief Financial Officer


ATTEST:                                  UNI-MARTS OF AMERICA, INC.

                                         By:
---------------------------------           --------------------------------
         Secretary                       Name:  N. Gregory Petrick
                                         Title:    President

                                                                     Exhibit "B"
                                                          to the Third Amendment

                              AMENDED AND RESTATED
                               SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Security Agreement"), made and entered into the 21st day of December, 2001, by UNI-MARTS, INC., a Delaware corporation, UNI-MARTS OF AMERICA, INC. (individually and collectively, "Debtor"), and THE PROVIDENT BANK, an Ohio chartered bank (the "Secured Party").

                                   WITNESSETH:
                                   -----------

                  WHEREAS, the Debtor and the Secured Party entered into a certain Loan Agreement dated as of April 20, 2001, as amended by the First Amendment to Loan Agreement dated as of January 16, 2001, the Second Amendment to Loan Agreement dated as of March 31, 2001, and the Third Amendment to Loan Agreement dated as of December 21, 2001 (as so amended and as may be further amended, modified or supplemented from time to time, the "Loan Agreement"), providing the Debtor with Revolving Credit Loans in an aggregate amount outstanding at any time not to exceed $15,000,000; and

                  WHEREAS, in accordance with the terms of the Loan Agreement, the Debtor executed and delivered that certain Security Agreement dated as of April 20, 2000 (the "Existing Security Agreement"), granting to the Secured Party a first priority lien on and security interest in all of the Debtor's tangible and intangible properties, then owned or thereafter acquired; and

         WHEREAS, the Debtor has requested the Secured Party to amend certain provisions of the Loan Agreement; and

         WHEREAS, the Secured Party is not willing to amend the Loan Agreement unless and until the Debtor makes, executes and delivers this Security Agreement for the purpose of (i) confirming to the Secured Party that the security interests in the collateral under the Existing Security Agreement continue as security for the prompt and full payment and performance of the indebtedness and obligations of the Debtor under the Loan Agreement, and (ii) amending and restating the Existing Security Agreement in its entirety upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and intending to be legally bound hereby, the Debtor and the Secured Party hereby covenant and agree as follows:

ARTICLE I.  DEFINITIONS
-----------------------

         Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):


                  "Accounts" shall mean any "account," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of payment obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to the Debtor (whether held in the name of the Debtor or any division thereof or in any applicable trade name or trade style) whether arising out of property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of or out for services rendered or to be rendered by the Debtor or from any other transaction, whether or not the same involves the sale of goods or services by the Debtor (including, without limitation, any such obligation that might be characterized as an account or contract right under the UCC), and all of the Debtor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services sold or rendered or to be rendered by the Debtor (or by any Person from whom the Debtor acquired such rights), and all of the Debtor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and choses in action and causes of action (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all other debts, obligations and liabilities in whatever form owing to the Debtor, documents of title, warehouse receipts, leases, investment accounts, deposit accounts, Cash, contract rights, insurance policies, dividends, distributions, judgments, covenants, licenses, franchises, warranties, indemnities, partnership and joint venture interests, and other rights, including all rights to the payment of moneys due or to become due to the Debtor, under all contracts for the sale, lease, license or assignment of goods or the performance of services or both by the Debtor (whether or not yet earned by performance on the part of the Debtor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

                  "Additional Collateral" shall mean all funds of the Debtor on deposit with the Secured Party and property of any nature and the cash and non-cash proceeds thereof owned by the Debtor, or in which the Debtor has an interest, which now or hereafter are in the possession and control of the Secured Party, including, without limitation, Deposit Accounts.

                  "Cash" shall mean cash or cash equivalents now owned or hereafter acquired by the Debtor.

                  "Chattel Paper" shall mean any "chattel paper," "Tangible Chattel Paper" and "Electronic Chattel Paper," as such terms are defined in the UCC, now owned or hereafter acquired by the Debtor, or in which the Debtor now has or hereafter acquires any rights.

                  "Commercial Tort Claims" shall mean any "commercial tort claim," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor, or in which the Debtor now has or hereafter acquires any rights.

                  "Commonwealth" shall mean the Commonwealth of Pennsylvania.

                  "Contracts" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Debtor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account and any agreement relating to the terms of payment or the terms of performance of such Account.

                  "Copyrights" shall mean all of the following now or hereafter acquired by the Debtor: (i) all copyrights, registrations and applications therefor, (ii) all renewals and extensions thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (iv) all rights to sue for past, present and future infringements or misappropriations thereof, and (v) all other rights corresponding thereto throughout the world.

         "Deposit Accounts" shall mean any "deposit account," as such term is defined in the UCC, now or hereafter held in the name of the Debtor or in which the Debtor now has or hereafter acquires any rights.

                  "Documents" shall mean any "documents," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor or in which the Debtor now has or hereafter acquires any rights.

                  "Equipment" shall mean any "equipment," as such term is defined in the UCC, now owned or hereafter acquired by Debtor.

                  "Fixtures" shall mean any "fixtures," as such term is defined in the UCC, now owned or hereafter acquired by Debtor.

                  "General Intangibles" shall mean any "general intangibles" as such term is defined in the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all right, title and interest that the Debtor may now or hereafter have in or under any Contract, in or to any partnerships, joint ventures and similar entities and rights to distribution of income therefrom, all tax refunds, tax refund claims, customer lists, Payment Intangibles, Copyrights, Trademarks, Trademark licenses, Patents, Patent licenses, rights in intellectual property, permits, Trade Secrets, proprietary or confidential information, inventions

         (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, computer programs, computer records and discs, computer data, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, now owned or hereafter acquired by the Debtor, and the goodwill and rights of indemnification related thereto and associated therewith.

                  "Goods" shall mean any "goods," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor, wherever located, including embedded software to the extent included in "goods" as defined in the UCC.

                  "Instruments" shall mean any "instrument," as such term is defined the UCC, now owned or hereafter acquired by the Debtor or in which the Debtor now has or hereafter acquires any rights, including promissory notes, but not including instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                  "Inventory" shall mean any "inventory," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by the Debtor that are held for sale or lease or are furnished or are to be furnished under a contract of service or that constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Debtor's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

                  "Investment Property" shall mean any "investment property," as such term is defined in the UCC, now owned or hereafter acquired by Debtor and, in any event, shall include, without limitation, all securities, securities accounts and security entitlements.

                  "Letter-of-Credit Rights" shall mean any "letter-of-credit right," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor or in which the Debtor now has or hereafter acquires any rights, including rights to payment or performance under a letter of credit, whether or not the Debtor, as beneficiary, has demanded or is entitled to demand payment or performance.

                  "Patents" shall mean all of the following now or hereafter owned by the Debtor, if any: (i) all patents and patent applications,
         (ii) all inventions and improvements described and claimed therein,
         (iii) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iv) all income, royalties, damages and payments now and hereafter due and/or payable to the Debtor with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (v) all rights to sue for past, present and future infringements or misappropriations thereof and (vi) all other rights corresponding thereto throughout the world.

                  "Payment Intangible" shall mean any "payment intangible," as such term is defined in the UCC, now owned or hereafter acquired by the Debtor, or in which the Debtor now has or hereafter acquires any rights.

                  "Person" shall mean any individual, corporation, joint venture, general or limited partnership, limited liability company, trust, association, unincorporated organization or other business entity.

                  "Proceeds" shall mean "proceeds," as such term is defined in the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity or warranty payable to the Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of the Debtor against third parties (A) for past, present or future infringement of any Patent or Patent license or (B) for past, present or future infringement or dilution of any Trademark or Trademark license or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark license and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Revised Article 9" shall mean the uniform version of Article 9 of the Uniform Commercial Code, with new provisions added to other Articles of the Uniform Commercial Code contemplated by such revision, all as approved in 1999 by The American Law Institute and by the National Conference of Commissioners of Uniform State Laws.

                  "Secured Obligations" shall mean (i) all indebtedness and obligations of the Debtor to the Secured Party under the Loan Agreement and the other Loan Documents (including this Security Agreement), now existing or hereafter incurred, and (ii) the payment of amounts that would become due from the Debtor to the Secured Party but for the operation of the automatic stay provisions of ss.362(a) of the Bankruptcy Code, 11 U.S.C. ss.362(a).

                  "Trademarks" shall mean all of the following, now owned or hereafter acquired by the Debtor: (i) all trademarks (including service marks and trade names, whether registered or at common law), registrations and applications therefor, and the entire product lines and goodwill of the Debtor's business connected therewith and symbolized thereby, (ii) all renewals thereof, (iii) all income, royalties, damages and payments now and hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof,
         (iv) all rights to sue for past, present and future infringements or misappropriations thereof and (v) all other rights corresponding thereto throughout the world.

                  "Trade Secrets" shall mean all of the following, now owned or hereafter acquired by the Debtor: (i) trade secrets, (ii) income, royalties, damages and payments now and hereafter due and/or payable to the Debtor with respect to trade secrets, including, without limitation, damages and payments for past or future infringements or misappropriations thereof, (iii) rights to sue for past, present and future infringements or misappropriations of trade secrets, and (iv) all other rights corresponding to trade secrets throughout the world.

                  "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the Commonwealth, including without limitation, the Uniform Commercial Code as amended by Revised Article 9 as in effect from time to time (PROVIDED, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the Commonwealth, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction (including without limitation, the Uniform Commercial Code as amended by Revised Article 9) for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

ARTICLE II.  SECURITY INTEREST
------------------------------

         (a) As security for the prompt and full payment and performance of the Secured Obligations, the Debtor (i) hereby ratifies, confirms and restates its prior and continuing assignment, pledge and grant to the Secured Party of a continuing lien on and security interest, prior to all other Liens except Liens permitted under the Loan Agreement, on and in and to all of the Debtor's property described below, as well as all products thereof and proceeds derived therefrom (including, without limitation, all proceeds of insurance), whether now owned or existing or hereafter acquired or arising or created, all of the Debtor's right, title and interest in and to and relating to all such property, products or proceeds, wherever located, and (ii) hereby further assigns and pledges, and hereby creates and grants, to the Secured Party, a continuing lien on and security interest in and to all of the following items and types of properties, now owned or hereafter arising or acquired by the Debtor, wheresoever located, and all right, title and interest of the Debtor therein (collectively, the "Collateral"):

                  (i) All Accounts, Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), Commercial Tort Claims, Contracts, Documents and Instruments;

                  (ii)     All Inventory;

                  (iii)    All Goods, excluding all Fixtures and Equipment;

                  (iv) All General Intangibles (including Payment Intangibles), Trademarks, Patents, Copyrights and Trade Secrets;

                  (v) All Cash, Deposit Accounts, Investment Property, Letter-of-Credit Rights and Supporting Obligations;

                  (vi) All Additional Collateral;

                  (vii) All other goods and personal property of the Debtor, whether tangible or intangible, now owned or hereafter acquired by the Debtor, wheresoever located; and

                  (viii) All Proceeds and products relating to each of the foregoing.

         (b) The Collateral includes all of the items described above in paragraph (a), whether now owned or hereafter at any time arising or acquired by the Debtor and wherever located, and includes all replacements, additions, accessions, substitutions, repairs, guaranties and securities therefor, Proceeds and products relating thereto or therefrom, and all documents, records (including but not limited to, manual records, computer runs, print outs, tapes, disks, software, programs, source codes and other computer prepared information and equipment of any kind), ledger sheets and files of the Debtor relating thereto. Proceeds hereunder include any insurance now or hereafter payable by reason of loss or damage to any item of Collateral or any proceeds thereof, and all unearned refund premiums and dividends which may become payable under such policies of insurance and loss payments under such policies, which shall reduce the unearned premiums.

         (c) If the Debtor shall at any time acquire a Commercial Tort Claim with a value of which the Debtor reasonably believes to be in excess of $500,000, the Debtor shall promptly notify the Secured Party, in writing signed by the Debtor, of the brief details thereof and grant to the Secured Party in such writing a security interest in the Commercial Tort Claim and in the Proceeds thereof, all upon the terms of this Security Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

         (d) The security interest granted pursuant to this Article II is granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligations or liability of the Debtor under any of the Collateral or any transaction which gave rise thereto.

ARTICLE III.  REPRESENTATIONS AND WARRANTIES
------------------------------------------

         The Debtor represents and warrants to the Secured Party as follows:

                  (i) The Debtor is (or to the extent that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be) the sole owner of the Collateral except to the extent the Collateral is leased or licensed by the Debtor pursuant to leases or licenses with other Persons entered into in the ordinary course of business; the liens and security interests granted hereby to the Secured Party in the Collateral which can be perfected by the filing of UCC financing statements will be perfected liens and security interests upon the filing of such financing statements having priority over all other Liens except Liens permitted pursuant to the Loan Agreement, and there are no other Liens in such Collateral or any portion thereof except Liens permitted pursuant to the Loan Agreement; and no financing statement, mortgage or deed of trust covering the Collateral or any portion thereof exists or is on file in any public office except those related to a Lien permitted pursuant to the Loan Agreement;

                  (ii) SCHEDULE ONE attached hereto (the "Disclosure Schedule") contains a complete list of, among other items, (A) the exact current name and former corporate and fictitious names utilized by the Debtor,
         (B) the chief executive office of the Debtor, (C) the office where the Debtor keeps its records concerning the Collateral, (D) each place of business of the Debtor, and (E) as to Inventory, a complete list of each location where Inventory is located. All information contained in the Disclosure Schedule is true, complete and correct and the Debtor hereby acknowledges and agrees that the Secured Party and its legal counsel may fully rely upon the information contained therein as representations and warranties of the Debtor, the falsity of which may constitute a Default (as hereinafter defined);

                  (iii) Except as otherwise disclosed to the Secured Party or provided for in the Loan Agreement, the Debtor has exclusive possession and control of all its Inventory, and the Debtor has not and will not allow any of its contractors, processors or suppliers to have possession or control of any Inventory;

                  (iv) Except as required hereby or by the Loan Documents, no consent, authorization, approval, or other action by and no notice to or filing with, any Official Body is required for (A) the grant by the Debtor of the Liens granted hereby or for the execution, delivery or performance of this Security Agreement by the Debtor, (B) the perfection of the Liens created hereby which may be perfected by the filing of financing statements, or (C) the exercise by the Secured Party of any of its rights and remedies hereunder, except for the filing of financing statements necessary to perfect or continue the perfection of the security interests granted by this Security Agreement;

                  (v) This Security Agreement creates a valid security interest in the Collateral, and the filing of the financing statements in the jurisdictions listed in the Disclosure Schedule perfects and establishes the first priority of those security interests (except for Liens permitted pursuant to the Loan Agreement) in such Collateral which can be perfected by the filing of financing statements; and

                  (vi) Neither the execution and delivery of this Security Agreement by the Debtor, the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof will (A) result in a breach of any of the terms or provisions of, or constitute a default under, or constitute an event which, with notice or lapse of time or both will result in a breach of or constitute a default under, any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which the Debtor is a party, or (B) conflict with any Law, except to the extent that any such breach, default, event or conflict would not have a Material Adverse Change on the business, operations or financial condition of the Debtor.

                  (vii) Each Debtor is incorporated in the State of Delaware under the Delaware General Corporation Law. The Debtor's exact legal name is as set forth in the first paragraph of this Security Agreement and is as it appears in official filings in the State of Delaware.

ARTICLE IV.  COVENANTS OF THE DEBTOR
------------------------------------

         The Debtor covenants and agrees to perform each of the covenants set forth below in this Article IV unless specifically provided for otherwise in the Loan Agreement or the Secured Party shall otherwise give its prior written consent.

                  (i) The Debtor will defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein;

                  (ii) The Debtor will not change the location of its chief executive office or the office where it keeps its records concerning Accounts from the locations set forth in the Disclosure Schedule except with thirty (30) days' prior written notice to the Secured Party, nor will the Debtor move, or permit to be moved, the Collateral or any portion thereof to any location other than those set forth in the Disclosure Schedule other than sales of inventory in the ordinary course of business;

                  (iii) The Debtor will not voluntarily or involuntarily change its name, identity or corporate structure;

                  (iv) The Debtor will, promptly upon request by the Secured Party, procure or execute and deliver any document not inconsistent herewith or with the Loan Agreement (including, without limitation, mortgagee or landlord waivers with respect to any and all Inventory which is a part of the Collateral), give any notices, execute and file any financing statements, mortgages or other documents not inconsistent herewith or with the Loan Agreement, all in form and substance satisfactory to the Secured Party, mark any Chattel Paper, deliver any Chattel Paper or Instruments to the Secured Party and take any other actions which are necessary or, in the reasonable judgment of the Secured Party, desirable to perfect or continue the perfection and priority of the Secured Party's liens on and security interests in the Collateral, to protect the Collateral against the rights, claims or interests of any Person other than the Secured Party or to effect the purposes of this Security Agreement, and will pay all reasonable costs and expenses incurred in connection therewith;

                  (v) The Debtor will not, without the prior written consent of the Secured Party, in any way hypothecate or create or permit to exist any Lien on or other interest in the Collateral except Liens permitted pursuant to the Loan Agreement and those created by this Security Agreement, nor will the Debtor sell, transfer, assign, exchange or otherwise dispose of the Collateral except sales of Inventory in the ordinary course of business or as otherwise permitted by the Loan Agreement. If the proceeds of any such sale are notes, Instruments or Chattel Paper, such proceeds shall be promptly delivered upon request consistent with the Loan Agreement to the Secured Party to be held as part of the Collateral. If the Collateral, or any part thereof, is sold, transferred, assigned, exchanged or otherwise disposed of in violation of these provisions, the lien and security interest of the Secured Party shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and the Debtor will hold the proceeds thereof in a separate account for the Secured Party's benefit. The Debtor will, at the Secured Party's request, transfer such proceeds to the Secured Party in kind;

                  (vi) The Debtor will not enter into, modify or amend any existing or future contracts or agreements relating to the sale or disposition of the Collateral or any part thereof except those made in the ordinary course of business or as otherwise permitted by the Loan Agreement. Upon request from the Secured Party, the Debtor will provide the Secured Party with copies of all existing and hereafter created contracts and agreements and of all amendments and modifications thereto;

                  (vii) The Debtor will not, without the Secured Party's prior written consent, grant any extension of the time of payment of any Accounts, or compromise, compound or settle the same for less than the full amount thereof, release, in whole or in part, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon, except extensions, credits, discounts, compromises, settlements or releases granted or made in the ordinary course of business and consistent with past practices or as otherwise permitted by the Loan Agreement;

                  (viii) The Debtor will pay and discharge all taxes, assessments and governmental charges or levies against the Collateral prior to delinquency thereof except taxes, assessments or charges subject to good faith dispute for which the Debtor has created adequate reserves on its books and will keep the Collateral free of all unpaid charges whatsoever where the failure to make any of such payments could result in a material adverse effect on the business, operations or financial condition of the Debtor;

                  (ix) The Debtor will at all times be in substantial compliance with all Laws pertaining to the use or ownership of the Collateral, except where the failure to so comply would not work a Material Adverse Change on the assets, business, operations or financial condition of the Debtor or the ability of the Debtor to perform its obligations under this Agreement, the Notes and the other Loan Documents;

                  (x) The Debtor will keep accurate and correct records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, the Debtor's cost therefor and (where applicable) the current price list for such Inventory;

                  (xi) The Debtor will cause the Collateral to be kept insured at its own expense as provide in Section 5.03 of the Loan Agreement;

                  (xii) The Debtor will, upon the Secured Party's request, deliver to the Secured Party records and schedules which show the status, condition and location of all its Inventory. The Secured Party shall have the right to review and verify such records, schedules, notices and financial information, and the Debtor will reimburse the Secured Party for all costs incurred thereby;

                  (xiii) If any Accounts arise out of a contract with the United States or any department, agency, or instrumentality thereof, the Debtor will immediately notify the Secured Party thereof in writing and execute any instruments and take any steps required by the Secured Party in order that all monies due and to become due under such contracts shall be assigned to the Secured Party and notice thereof given to the U. S. Government under the Federal Assignment of Claims Act;

                  (xiv) If any Accounts should be evidenced by promissory notes, trade acceptances, or other instruments for the payment of money, the Debtor will upon request deliver the same to the Secured Party, appropriately endorsed to the order of the Secured Party and, regardless of the form of such endorsement, and the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto;

                  (xv) The Debtor shall, at any time and from time to time, take such steps as the Secured Party may reasonably require, not inconsistent herewith, for the Secured Party to obtain an acknowledgment, in form and substance satisfactory to the Secured Party, of any third party having possession of any of the Collateral that the third party holds such Collateral for the benefit of the Secured Party and, to obtain "control" (as described in the UCC) of any Investment Property, Deposit Accounts, Letter-of-Credit Rights or Electronic Chattel Paper, with any agreements, establishing control to be in form and substance satisfactory to the Secured Party;

                  (xvi) Upon request from the Secured Party, the Debtor will execute and deliver to the Secured Party UCC financing statements, in form and substance satisfactory to the Secured Party, to assure the protection, perfection and enforcement of the Liens in the Collateral in favor of the Secured Party, and the Debtor will pay all filing fees and taxes related thereto. The Debtor further agrees that a carbon, photographic, facsimile or other reproduction of such financing statements or this Security Agreement shall be sufficient as a financing statement and may be filed as such. The Debtor hereby irrevocably appoints the Secured Party, its agents and employees, as attorney-in-fact for the Debtor to execute, deliver, file and record any such financing statements in the name of the Debtor at any time and, as applicable, under the rules of the UCC;

                  (xvii) The Debtor will permit the Secured Party to enter into and upon any premises where any of the Collateral or records with respect thereto are located for the purpose of inspecting the same, making copies of records, observing the use of any part of the Collateral, or otherwise protecting its security interest in the Collateral;

                  (xviii) After the occurrence and during the continuance of an Event of Default, the Secured Party shall have the right at any time to make any payments and do any other acts the Secured Party may deem reasonably necessary to protect its security interest in the Collateral, including, without limitation, the right to pay, purchase, contest or compromise any Lien which is prior to or superior to the liens and security interests granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in the Collateral, and in exercising any such powers or authority, the right to pay all reasonable costs and expenses incurred in connection therewith, including reasonable attorneys? fees. The Debtor hereby agrees to reimburse the Secured Party for all such payments made and expenses incurred, which amounts shall be secured under this Security Agreement, and agree they shall be bound by any payment made or act taken by the Secured Party hereunder. The Secured Party shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts; and

                  (xix) After the occurrence and during the continuance of an Event of Default, the Debtor hereby grants to the Secured Party for a term to commence on the date of this Security Agreement and continuing thereafter until all of the Secured Obligations are fully paid and discharged, the right to use all premises or places of business which the Debtor presently owns, leases or otherwise occupies or may hereafter own, lease or otherwise occupy and where any Collateral may be located, at a total rental for the entire period of $1.00. The Secured Party agrees not to exercise the foregoing right granted unless and until the Secured Party determines to exercise its rights against the Collateral.

ARTICLE V.  COLLECTIONS
-----------------------

         SECTION 5.01. DEPOSIT, CASH COLLATERAL AND CONCENTRATION ACCOUNTS. The Debtor shall establish at the Secured Party operating and cash collateral and concentration accounts to facilitate the collection of cash from the Debtor's operations (collectively, the "Deposit Accounts").


         SECTION 5.02. AUTHORITY OF SECURED PARTY. From and after an Event of Default, the Debtor hereby irrevocably constitutes and appoints the Secured Party and any agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name to take any and all action and to execute any and all documents and instruments which the Secured Party, at any time and from time to time after the occurrence of a Default, deems necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right on behalf of the Debtor and in its own name to do any of the following at any time and from time to time after the occurrence of a Default (as hereinafter defined), without notice to or the consent of the Debtor:

                  (i) to demand, sue for, collect, or receive in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title, or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (ii) to pay or discharge taxes, Liens, security interests, or other encumbrances levied or placed on or threatened against the Collateral;

                  (iii) to send requests for verification to account debtors and other obligors;

                  (iv) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open and dispose of mail addressed to the Debtor;

                  (v) (A) to direct the account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against the Debtor, assignments, proxies, stock powers, verifications and notices in connection with an account and other documents relating to the Collateral; (D) to commence and prosecute any suit, action, or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action, or proceeding brought against the Debtor with respect to any Collateral;
         (F) to settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (G) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issue thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar, or other designated agency upon such terms as the Secured Party may determine; (H) to add or release any guarantor, endorser, surety, or other party to any of the Collateral; (I) to renew, extend, or otherwise change the terms and conditions of any of the Collateral; and
         (J) to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purpose, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, or realize upon the Collateral and the Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, power, privileges, and options expressly or implicitly granted to the Secured Party in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Secured Party shall not be liable for any act or omission or error of judgment or any notice of act or law in its individual capacity or in its capacity as attorney-in-fact except acts or omissions resulting from its willful misconduct or gross negligence. This power of attorney is conferred on the Secured Party to protect, preserve, and realize upon its lien and security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral, be required to take any steps to preserve rights against prior parties or to protect, preserve, or maintain any security interest given to secure the Collateral.

ARTICLE VI.  DEFAULTS AND REMEDIES
----------------------------------

         SECTION 6.01. DEFAULTS. The occurrence of any one or more of the following events or conditions shall constitute a default under this Security Agreement (a "Default"):

                  (i) The occurrence of an Event of Default under the Loan Agreement.

                  (ii) The Debtor fails to pay any Debt or perform any obligation or covenant required to be performed by it in accordance with the terms and conditions of this Security Agreement after the expiration of any applicable grace period.

                  (iii) The Debtor makes or has made or furnishes or has furnished any warranty, representation or statement to the Secured Party in connection with this Security Agreement, or any other agreement to which it and the Secured Party are parties, which is or was false or misleading in any material respect when made or furnished.

                  (iv) The Secured Party shall receive (and deliver to the Debtor) at any time after the date hereof a verifiable written report from a reputable independent lien search provider indicating that the Secured Party's security interest in any Collateral is not prior to all other security interests or other interests reflected in such report other than Liens and security interests to the extent permitted in
         Section 6.01 of the Loan Agreement; provided that there shall be no Default hereunder where (i) the value of all such Collateral, in the aggregate, is less than $50,000, (ii) the reason such Collateral is not prior to all other security interests or other interests is due to the failure of the Secured Party to take the required action to perfect its security interest hereunder, or (iii) the Debtor, within 30 days after receiving a copy of such report from the Secured Party, fails to remove of record or subordinate to the Secured Party such senior security interest or interests.

         SECTION 6.02. REMEDIES. Upon the occurrence of a Default, the Secured Party may, at its option, without notice to or demand upon the Debtor, do any one or more of the following:

                  (i) Declare all of the Secured Obligations immediately due and payable.

                  (ii) Exercise any or all of the rights and remedies provided for by the UCC of the state or states having jurisdiction with respect to all or any portion of the Collateral from time to time, specifically including, without limitation, the right to recover reasonable attorneys' fees and other expenses incurred by the Secured Party in the enforcement of this Security Agreement or in connection with the Debtor's redemption of the Collateral.

                  (iii) Require the Debtor to assemble the Collateral or any part thereof and make it available at one or more places as the Secured Party may designate, and to deliver possession of the Collateral or any part thereof to the Secured Party, who shall have full right to enter upon any or all of the Debtor's premises and property to exercise the Secured Party's rights hereunder.

                  (iv) Use, manage, operate and control the Collateral and the Debtor's business and property to preserve the Collateral or its value, including, without limitation, the right to take possession of all of the Collateral and to dispose of all or any portion of the Collateral in the ordinary course of the Debtor's business.

                  (v) Use, in connection with any assembly, use or disposition of the Collateral, any Trademark, Trade Secret, trade name, trade style, copyright, Patent or technical knowledge or process used or utilized by the Debtor.

                  (vi) Enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to stop or prevent the Secured Party from pursuing any other or further remedy which it may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release the Debtor until full and final payment of any deficiency has been made in cash. The Debtor shall reimburse the Secured Party upon demand for, or the Secured Party may apply any proceeds of the Collateral to, the costs and expenses (including reasonable attorneys' fees, transfer taxes and any other charges) incurred by the Secured Party in connection with any sale, disposition or retention of any Collateral hereunder.

                  (vii) In connection with any public or private sale under the applicable UCC, the Secured Party shall give the Debtor at least ten
         (10) days' prior written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made, which shall be deemed to be reasonable notice of such sale or other disposition. Such notice may be mailed to the Debtor at the address set forth in this Security Agreement for delivery of notices. Further, in the event of any public sale hereunder, the Secured Party shall exhibit the Collateral for a reasonable period of time not later than the day before such sale is to take place, and, if practicable, shall exhibit the Collateral at the time and place of such sale; provided, however, that the Secured Party shall have no obligation to exhibit any part of the Collateral at or prior to the sale thereof, if, at the time of default, such Collateral is in the Debtor's possession or under its control, and if the Secured Party sends a the Debtor a written demand for possession thereof under clause (iii) of Section 6.02 and the Debtor fails to comply with such demand at least three (3) days prior to the date set for sale of such Collateral.

                  (viii) Proceed by an action or actions at law or in equity to recover the Secured Obligations or to foreclose under this Security Agreement and sell the Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction.

                  (ix) In the event the Secured Party recovers possession of all or any part of the Collateral pursuant to a writ of possession or other judicial process, whether prejudgment or otherwise, the Secured Party may thereafter retain, sell or otherwise dispose of such collateral in accordance with this Security Agreement or the applicable UCC, and following such retention, sale or other disposition, the Secured Party may voluntarily dismiss without prejudice the judicial action in which such writ of possession or other judicial process was issued. The Debtor hereby consents to the voluntary dismissal by the Secured Party of such judicial action, and the Debtor further consents to the exoneration of any bond which the Secured Party filed in such action.

ARTICLE VII.  MISCELLANEOUS PROVISIONS

         SECTION 7.01. NOTICES. Any notice or consent required or permitted by this Security Agreement shall be in writing and shall be delivered in the manner and to the addresses specified in the Loan Agreement for delivery of notice. All notices shall be deemed effective at the times specified in the Loan Agreement based upon the means of delivery.

         SECTION 7.02. HEADINGS. The various headings in this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof.

         SECTION 7.03. GOVERNING LAW. This Security Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania without giving effect to its conflict of laws principles.

         SECTION 7.04. AMENDMENTS. This Security Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced.

         SECTION 7.05. NO WAIVER. No delay in enforcing or failure to enforce any right under this Security Agreement shall constitute a waiver by the Secured Party of such right. No waiver by the Secured Party of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

         SECTION 7.06. TIME OF THE ESSENCE. TIME IS OF THE ESSENCE IN EACH PROVISION OF THIS SECURITY AGREEMENT OF WHICH TIME IS AN ELEMENT.

         SECTION 7.07. BINDING AGREEMENT. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns. The Debtor shall not assign any of its interest under this Security Agreement without the prior written consent of the Secured Party. Any purported assignment inconsistent with this provision shall, at the option of the Secured Party, be null and void.

         SECTION 7.08. ENTIRE SECURITY AGREEMENT. This Security Agreement and the other Loan Documents are intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant to determine the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

         SECTION 7.09. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Security Agreement, or to seek damages for a breach of any provision hereof, or where any provision hereof is asserted as a defense, the Debtor shall pay the Secured Party's reasonable attorneys' fees in addition to any other remedy available under this Security Agreement.

         SECTION 7.10. SEVERABILITY. If any provision of this Security Agreement should be found to be invalid or unenforceable, all of the other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

         SECTION 7.11. SURVIVAL OF PROVISIONS. All representations, warranties and covenants of the Debtor contained herein shall survive the execution and delivery of this Security Agreement, and terminate only upon full and final payment and performance of the Secured Obligations.

         SECTION 7.12. SET-OFF. The Secured Party shall have the right, at any time after the occurrence of a Default, to set off any indebtedness or obligation of the Debtor to the Secured Party against any indebtedness or obligation of the Secured Party to the Debtor, without notice to or demand upon the Debtor and whether or not any such indebtedness or obligations are liquidated or mature at the time of such offset. The Secured Party's right of offset hereunder shall be in addition to and not in limitation of any other rights or remedies which may exist in favor of the Secured Party.

         SECTION 7.13. AUTHORITY OF THE SECURED PARTY. The Secured Party shall have and be entitled to exercise all powers hereunder which are specifically delegated to the Secured Party by the terms hereof, together with such powers as are reasonably incident thereto. The Secured Party may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel to act in reliance upon the advice of counsel concerning all such matters. Neither the Secured Party nor any director, officer, employee, attorney or agent of the Secured Party shall be liable to the Debtor for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct; nor shall the Secured Party be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Secured Party shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons. The Debtor agrees to indemnify and hold harmless the Secured Party and/or any such other person from and against any and all costs, expenses (including reasonable attorneys' fees), claims or liability incurred by the Secured Party or such other persons hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Secured Party or such other person.

         SECTION 7.14. COUNTERPARTS. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

         SECTION 7.15. TERMINATION OF SECURITY AGREEMENT. This Security Agreement shall continue in force so long as any portion of the Secured Obligations remain unpaid. If the Secured Party receives any payment or payments on account of the Secured Obligations which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under the Bankruptcy Code, 11 U.S.C. ss.101 ET SEQ., as amended, or any other state or federal law, common law or equitable doctrine, then to the extent of any sum not finally retained by the Secured Party, the Debtor's obligations to the Secured Party shall be reinstated and this Security Agreement, and any security therefor, shall remain in full force and effect (or be reinstated) until payment shall have been made to the Secured Party, notwithstanding termination of this Security Agreement or the cancellation of any note, instrument or agreement evidencing the Secured Obligations, and such payment shall be due on demand by the Secured Party. If any proceeding seeking such repayment is pending or, in the Secured Party's sole judgment, threatened, this Security Agreement and any security therefor shall remain in full force and effect notwithstanding that a the Debtor may not be obligated to the Secured Party.

         SECTION 7.16. INCONSISTENT AGREEMENTS. If any inconsistency shall exist between the terms and conditions of the Loan Agreement and this Security Agreement, the terms and conditions of the Loan Agreement shall control.

         SECTION 7.17 AMENDMENT AND RESTATEMENT. This Security Agreement is an amendment and restatement of the Existing Security Agreement.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed by their duly authorized officers as of the day and year first above written.


ATTEST:                                   UNI-MARTS, INC.

                                          By:
--------------------------------             --------------------------------
                  Secretary               Name:  N. Gregory Petrick
                                          Title:  Executive Vice President and
                                                   Chief Financial Officer

ATTEST:                                   UNI-MARTS OF AMERICA, INC.

                                          By:
--------------------------------             --------------------------------
                  Secretary               Name:  N. Gregory Petrick
                                          Title:  President


                                          THE PROVIDENT BANK

                                          By:
                                             ---------------------------------
                                                   Ronald L. Tassone
                                                   Senior Vice President

                       SCHEDULE ONE TO SECURITY AGREEMENT

                                       (A)

                         EXACT CURRENT NAMES OF DEBTOR:
                          -----------------------------

                                 UNI-MARTS, INC.
                           UNI-MARTS OF AMERICA, INC.

                         ANY ASSUMED OR FICTITIOUS NAMES
               DEBTOR HAS USED IN PAST FIVE (5) YEARS/OR ANY OTHER
                   CORPORATE NAME USED IN PAST FIVE (5) YEARS:

                                      NONE

                                       (B)

                  LOCATION OF CHIEF EXECUTIVE OFFICES OF DEBTOR

                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690

                                       (C)

           OFFICE WHERE DEBTOR KEEPS ITS RECORDS CONCERNING INVENTORY,
           ----------------------------------------------------------
                     ACCOUNTS, CONTRACTS AND OTHER PROPERTY
                     --------------------------------------

                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690

                                       (D)

           PLACE OF BUSINESS OF DEBTOR, TOGETHER WITH NAME AND ADDRESS
                      OF LANDLORD OF SUCH PLACE OF BUSINESS

                             477 EAST BEAVER AVENUE
                          STATE COLLEGE, PA 16801-5690

                           LANDLORD - HFL CORPORATION
                             477 EAST BEAVER AVENUE
                             STATE COLLEGE, PA 16801
                                  ------------

                  SCHEDULE ONE TO SECURITY AGREEMENT (CONT'D.)


                                 ---------------

                                       (E)

                         LOCATION OF DEBTOR'S INVENTORY

                        SEE APPENDIX 2 TO LOAN AGREEMENT